UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2012

(Date of Earliest Event Reported)

BlackBox Semiconductor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52982	74-3197968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1462 Erie Boulevard

Schenectady, New York 12305

(Address of principal executive offices)

(518) 935-2830

(Registrant's telephone number, including area code)

______________________________________________________________

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A amends and restates the previous Current Report on Form 8-K of the Company, dated October 13, 2012, and filed October 18, 2012 (the “Original Report”), to clarify that it had made a provisional patent application and that the patent does not relate solely to energy applications. This Current Report amends and restates in its entirety the previously filed Original Report.   No other changes are contained herein.

Item 1.01.

Entry into a Material Definitive Agreement.

and

Item 3.02

Unregistered Sales of Equity Securities.

Effective as of October 13, 2012, BlackBox Semiconductor, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which it sold 62,500 of its restricted common shares to a single, non US investor, for consideration of $25,000, or $0.40 per share.  No placement agent was used in connection with the sale and no finders or other fees were paid in connection therewith.  The foregoing transaction was approved by all directors.  After the foregoing issuance, and as of the date of filing hereof, the Company has 198,308,429 of its common shares issued and outstanding, and excluding any shares issuable upon exercise or conversion of warrants or debt instruments.  A copy of the Securities Purchase Agreement is filed as an exhibit to this report.

The shares issued are restricted securities pursuant to Rule 144 of the rules promulgated under the Securities Act of 1933, as amended, and, the Company believes that the foregoing issuance is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereunder and Regulation D and Regulation S thereunder, as a transaction not involving any public offering.

Item 8.

  Other Matters.

The Company has, on or about October 16, 2012, filed an additional provisional patent application, reflecting proprietary property developed by it, titled “Optoelectronic Devices with all-Inorganic Colloidal Nanostructured Films.”  This provisional patent reflects a development in the Company’s overall business to aggregate and acquire intellectual property and, is not limited to the energy sector, and is consistent with the Company’s overall plan.

Item 9.

Financial Statements and Exhibits

(d)

Exhibits.  The following exhibit is deemed filed with this Report.

Exhibit No.

Exhibit

10.1

Form of Securities Purchase Agreement, dated as of October 13, 2012. (Incorporated by reference from Original Report filed October 18, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2012

BLACKBOX SEMICONDUCTOR, INC.

By:  /s/ Luis Leung

Name: Luis Leung

Title:  CEO

Exhibit No.

Exhibit

10.1

Form of Securities Purchase Agreement, dated as of October 13, 2012. *

*Incorporated by reference from Original Report filed October 18, 2012

2